Exhibit 99.2

Slide:    1 Title:  First Quarter 2012 Earnings Call Body:  April 24th, 2012

Slide:    2 Other Placeholder:          Other Placeholder:  2                             This presentation, as well as other statements made by Delphi Automotive (“Delphi” or the “Company”), contain forward-looking statements that reflect, when made, the Company’s current views with respect to current events and financial performance. Such forward-looking statements are subject to many risks, uncertainties and factors relating to the Company’s operations and business environment, which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements.  All statements that address future operating, financial or business performance or the Company’s strategies or expectations are forward-looking statements.  In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “outlook” or “continue,” and other comparable terminology. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: global economic conditions, including conditions affecting the credit market, the cyclical nature of automotive sales and production; the potential disruptions in the supply of and changes in the competitive environment for raw material integral to our products; the Company’s ability to maintain contracts that are critical to its operations; the ability of the Company to attract, motivate and/or retain key executives; the ability of the Company to avoid or continue to operate during a strike, or partial work stoppage or slow down by any of its unionized employees or those of its principal customers, and the ability of the Company to attract and retain customers. Additional factors are discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s filings with the Securities and Exchange Commission.  New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect the Company. It should be remembered that the price of the ordinary shares and any income from them can go down as well as up. Delphi disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events and/or otherwise, except as may be required by law.          Forward-Looking Statements    2

Slide:    3 Other Placeholder:          Other Placeholder:  3                   AGENDA    3         Business Overview   Q1 2012 in ReviewThe Road AheadFinancial Results  Q1 2012 ResultsUpdated 2012 GuidanceQ&A SessionConclusion   Rodney O’Neal Chief Executive Officer   Kevin Clark Chief Financial Officer     Rodney O’Neal Chief Executive Officer

Slide:    4 Title:  Rodney O’Neal Body: Business Overview

Financial Highlights Q1 2012 Qtr-over-Qtr Revenue $4,092 2.4% / 4.7%1 EBITDA $578 9.3% EBITDA Margin 14.1% 90 bps Operating Income $464 12.6% Operating Margin 11.3% 100 bps Net Income $342 17.5% 5 ($ millions) 1 Q1 2012 Revenue increased 4.7% on a foreign exchange and commodity adjusted basis

Q1 New Model Debuts Featuring Delphi Product Content

DELPHI
Innovation for the Real World

Detroit N.A. Int'l Auto Show



- **Ford Fusion**
- Bentley Continental GT V8
- BMW 3 Series Sedan
- Buick Encore
- Cadillac ATS
- Chevrolet Sonic
- Dodge Dart
- Lexus LX 570
- Mercedes-Benz E400 Hybrid
- Mercedes-Benz SL

Geneva Motor Show



- **Audi A6 Allroad**
- Audi A3
- BMW 6 Series Gran Coupe
- Dacia Lodgy
- Fiat 500L
- Ferrari F12 Berlinetta
- Ford B-Max
- Ford Kuga
- Jaguar XF Sport Brake
- Kia Cee'd
- Mercedes Benz A-Class
- Opel Mokka
- Peugeot 208
- Porsche Boxster

New Delhi Auto Expo India



- **Mahindra XUV 500**
- BMW Mini
- Chevrolet Enjoy
- Chevrolet MPV
- Chevrolet Sail
- Chevrolet Tavera Neo 3
- Fiat Linea
- Fiat Punto
- Ford EcoSport SUV
- Hyundai Sonata
- Peugot 508
- Skoda Rapid
- Nissan Vanette

6

Slide:    7         Growing our Emerging Market Footprint   7         New Delphi Electrical / Electronic Architecture Wuhan, China Facility (Gp:) Shanghai (Gp:) Suzhou (Gp:) Wuhan (Gp:) Beijing (Gp:) Shenyang (Gp:) Changchun (Gp:) Baicheng (Gp:) Guangzhou (Gp:) Yantai (Gp:) Wuhu

Slide:    8         16 Customer Awards in Q1Yu’An - Excellent Supplier                    Fiat – Cost Reduction Initiatives       SGM – Fast Response Award     Chuanqi Auto - Best Quality Supplier    PSA – Quality Award           SGM – Outstanding LogisticsFAW-JiLin – Best Cost Improvement          SGM – Lean PC&L Award                   Volvo – Quality through Excellence (3)Chery – Special Contributions             Toyota – Quality Award                  Subaru – Excellence in PartnershipBYD Auto – Best Cooperation Supplier          SGM – Best Supplier Title:    Q1 Customer Recognition Other Placeholder:        8         Customer Recognition of Delphi’s Performance

PACE Industry Recognition

DELPHI
Innovation for the Real World

Automotive News PACE AWARD
Ernst & Young Quality In Everything We Do
TRC Transportation Research Center Inc.

Four Finalist Nominations



- Premium Low Noise High Pressure GDi Pump – Product
- L-Shape Crimp – Electrical/Electronic Architecture – Product
- Multi Port Folded Tube Condenser – Manufacturing Process
- Wiring Harness Bend Fatigue Simulation Software – Design Process


DELPHI

9

Slide:    10        YTD 2012$7.7B       10        New Business Bookings by Region         CY 2010 $19.9B      $8 Billion of New Business Bookings     10        Note:  Bookings = lifetime gross program revenues awarded, based upon expected volumes and pricing CY 2011    $23.5B

The Road Ahead

DELPHI
Innovation for the Real World

Continue to Provide Customer Solutions

— Safety, Fuel Efficiency, In-Vehicle Connectivity

Leverage the Economic Recovery

— Capitalize on Mature and Emerging Market Growth

Relentless Focus on Cost Structure

— Maintaining Industry Leading Position

Execute, Execute, Execute

— Continue Flawless Execution


DELPHI
Innovation for the Real World

Above Market Growth / Margin Expansion

11

Slide:    12 Title: Kevin Clark Body:   Financial Results

Slide:    13 Other Placeholder:         13                  Q1 2012   Q1 2011   B/(W)Revenue        $4,092    $3,997    $95 Growth %        -         -         2.4% / 4.7%1EBITDA $578      $529      $49  EBITDA %       14.1%     13.2%       90 bpsNet Income  $342      $291      $51  Net Income Growth%       -         -          17.5%Earnings per share      $1.04     $0.42     $0.62  Wtd. avg. diluted share count (mils)       328.5     687.0      358.5Cash Flow Before Financing        $53       $392      $14       ($Mil’s) Q1 2012 vs. Q1 2011           13        1  Q1 2012 Revenue increased 4.7% on a foreign exchange and commodity adjusted basis2  Cash flow before financing adjusted to exclude the accounting impact of financing investment related to short term time deposits     Revenue Growth Leveraged into Margin Expansion    ($ millions, except per share amounts)

 Slide:   14 Other Placeholder:         14        Revenue Growth      Q1 ‘12 vs. Q1 ‘11($ millions)           14        (1.8%)    Revenue Growth Significantly Above Market

Slide:    15 Other Placeholder:         15        Q3 ‘11 vs. Q3 ‘10Regional Revenue($millions)      Regional Revenue Growth       Q1 ‘12 vs. Q1 ‘11($ millions)           15        Continued Strong Growth in Europe and Asia (Gp:) 5.8%  (Gp:) 13.7%  (Gp:) (17.0%)  (Gp:) (0.6%)

Slide:    16        16        Q3 ‘11 vs. Q3 ‘10Segment EBITDA         ($ Millions)        EBITDA Growth       EBITDA = Operating Income + Depreciation/Amortization       16 (Gp:) 14.1% (Gp:) 13.2% (Gp:) EBITDAMargin (Gp:) (1.8%) Q1 ‘12 vs. Q1 ‘11($ millions)           Record EBITDA Margins in the Quarter

Slide:    17 (Gp:) 2.9%  Other Placeholder:       17        Segment Financials 17 (Gp:) 7.3%  (Gp:) 2.2%  (Gp:) 51.5%  (Gp:) (6.7%)        Revenue   EBITDA (Gp:) (2.8%)  (Gp:) (6.7%)  (Gp:) (36.5%)                     EBITDA Margin                                     2011      2012      2012 Adj.1E/EA      14.9%     14.3%     15.0%Powertrain     10.7%     15.8%     16.6%E&S  13.8%     13.2%     13.7%Thermal        11.6%     7.9%      8.6%      Q1 ‘12 vs. Q1 ‘11($ millions)           Solid Revenue and EBITDA Growth         1  Adjusted to exclude impact of variable accounting charge related to 2010 long-term incentive plan

Slide:    18 Other Placeholder:         18        Earnings Per Share Walk       18        Significant Earnings Per Share Growth   Q1 ‘12 vs. Q1 ’11

Slide:    19        EBITDA    578   Working Capital         (277)   Capital Expenditures  (260)   Cash Interest / Income          (12)Cash Taxes      (27)   Restructuring, net of expense    (14)   Dividend / Other       65Cash Flow before Financing  53        Q1 2012 Cash Flow and RONA    19        ($ millions)         Uses of cash4      Return on Net Assets1         1  Return on Net Assets is defined as Operating Income (After-Tax) divided by (Average Net Working Capital + Average Net PP&E)    Cash Flow in Line with Seasonal Patterns

Slide:    20 Other Placeholder:         20        Global Liquidity    ($ Millions)        Solid Balance Sheet           20                  03/31/12  Cash1     $1,425Debt          $2,085Net Debt      $660Debt to EBITDA  1.0xNet Debt to EBITDA        0.3xPension Benefit Obligation          $694      1  Includes restricted cash of $13M     Uses of cash4Q1 2012 Rating Agency ActionsS&P Upgrade from BB to BB+Moody’s Upgrade from Ba2 to Ba1Exchange Offer for Senior Notes in Process        ($ millions)        Investment Grade Credit Metrics

Solid Balance Sheet 20 03/31/12 Cash1 $1,425 Debt $2,085 Net Debt $660 Debt to EBITDA 1.0x Net Debt to EBITDA 0.3x Pension Benefit Obligation $694 1 Includes restricted cash of $13M Uses of cash4 Q1 2012 Rating Agency Actions — S&P Upgrade from BB to BB+ — Moody’s Upgrade from Ba2 to Ba1 Exchange Offer for Senior Notes in Process ($ millions) Investment Grade Credit Metrics

Slide:    22 Other Placeholder:         22                                                                    Q2 2012   Prior 2012                    2012                Outlook   Outlook                   Outlook        Revenue   4,025 - 4,100      16,200-16,500                 16,200 – 16,500   Growth rate adjusted    for FX/commodities           3% - 5% 3%-5%                         4% - 6%EBITDA       540 - 580           2,150-2,250         2,175 – 2,250  EBITDA %       13.4% - 14.1%       13.3%-13.6%         13.4% - 13.6%Earnings per share*        $0.87 - $0.99       $3.44-$3.69         $3.63 - $3.85Tax Rate         21% - 23% ~19%      ~19%Cash Flow Before Financing          -         ~1,000    ~1,000Capital Expenditures    -         ~750      ~750      2012 Guidance       22        ($ millions, except per share amounts) FX/Commodities Unfavorably Impacts Year-over-Year Revenue Growth       * Earnings per share assumes 329M outstanding shares

Slide:    23        Full $300M Authorization Still Available for Share Repurchase ProgramIntend to file the 2012 Q1 10Q by April 27thOther Placeholder:         23        Other Items         23

Slide:    24 Title: Rodney O’Neal Body: Conclusion

Slide:    25 Title: Appendix

Slide:    26 Other Placeholder:         26        Non-US GAAP Financial Metrics           26        ($ Millions)                                                 3/31/12Cash flow from operating activities:                                    Net income                                        363       Depreciation/Amortization                                   114       Working Capital                                   (277)     Other operating activities                                  93Net cash provided by operating activities                                     293Cash flow from investing activities: Capital Expenditures                                        (260)     Purchase/Maturity of time deposits                                    -         Other investing activities                                            20Net cash provided by (used in) investing activities                                     (240)     Adjustment for IPO related fees                                       -         Adjustment for time deposits                                -    Cash Flow Before Financing                                       53

Q1 2012 Q1 2011 Net Income attributable to Delphi $342 $291 Income Tax $77 $116 Interest Expense $35 $6 Other Expense/(Income), net $(7) ($3) Non-controlling Interest $21 $19 Equity (Income)/Loss, net of tax $(4) ($17) Depreciation & Amortization $114 $117 EBITDA $578 $529 ($ Millions) 27 Non‐US GAAP Financial Metrics

Slide:    28                  Quarter-ended       Quarter-ended       3/31/12   3/31/11Weighted average ordinary shares outstanding as result of the initial public offering:       328.24    328.24Redemption of Class A & C membership interests        -         349.21Repurchase of Class B membership interests  -         9.54Incremental shares on assumed vesting of 2011Long-term incentive Plan RSU’s 0.23      -Weighted average number of diluted shares outstanding for the period:          328.47    686.99 Other Placeholder:     28        Shares Outstanding 28        (Millions)

  Slide:  29 Delphi Innovation for the Real World Other Placeholder:  29